SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 9, 2004

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                          DELAWARE                 0-19410
              (State or Other Jurisdiction (Commission File Number)
                      of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Item 5. Other Events and Regulation FD Disclosure.

     Point Therapeutics, Inc. issued a press release on March 9, 2004 announcing that it initiated a Phase 2 clinical trial of the Company's lead therapeutic compound, PT-100, for the treatment of advanced non-small cell lung cancer (NSCLC). The study is designed to evaluate the anti-tumor and hematopoietic activity of PT-100 in combination with Taxotere(R) in Stage IIIb/IV NSCLC patients.

     A copy of the press  release  dated March 9, 2004 is being filed as Exhibit
     99.1 to this Current Report on Form 8-K.



Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 - Press release  issued by Point  Therapeutics,  Inc.,  dated March 9,
     2004.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


March 9, 2004                             By:/s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer






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                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Point Therapeutics, Inc. on March 9, 2004 announcing that it initiated a Phase 2 clinical trial of the Company's lead therapeutic compound, PT-100, for the treatment of advanced non-small cell lung cancer (NSCLC). The study is designed to evaluate the anti-tumor and hematopoietic activity of PT-100 in combination with Taxotere(R)in Stage IIIb/IV NSCLC patients.